UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 13, 1999
                                                         ---------------

                               RADISYS CORPORATION
             (Exact name of registrant as specified in its charter)


 Oregon                                 0-26844             93-0945232
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(State or other jurisdiction of        (Commission         (IRS Employer
 incorporation or organization)         File No.)           Identification No.)


 5445 NE Dawson Creek Drive, Hillsboro, Oregon              97124
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(Address of principal executive offices)                   (Zip Code)


                                 (503) 615-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

     On August 13, 1999, upon filing a Certificate of Merger with the Delaware Secretary of State, Texas Micro Inc., a Delaware corporation ("TMI"), was acquired by RadiSys Corporation, an Oregon corporation (the "Company"), as a result of a merger through which TMI became a wholly owned subsidiary of the Company (the "Merger"). The Merger, as contemplated by the Agreement of Reorganization and Merger dated May 24, 1999, between the Company, TMI and Tabor Merger Corp., was approved by the stockholders of TMI at a special stockholders meeting held on August 12, 1999, for which proxies were solicited pursuant to
Section 14(a) of the Exchange Act, and the issuance of RadiSys common stock to stockholders of TMI in the Merger was approved by the shareholders of the Company at a special shareholders meeting held on August 12, 1999, for which proxies were solicited pursuant to Section 14(a) of the Exchange Act

     The Joint Proxy Statement/Prospectus dated July 7, 1999 (the "Joint Proxy Statement"), which is part of the Registration Statement on Form S-4 (No. 333-82401) filed by the Company, contains information regarding the Merger, is filed as an exhibit to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of business acquired.

     The audited financial statements of TMI as of June 30, 1997 and 1998 and for each of the three years in the period ended June 30, 1998, and the accountants' report related thereto, set forth in TMI's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and the unaudited financial statements as of March 28, 1999 and for the nine month periods ended March 29, 1998 and March 28, 1999 set forth in TMI's Quarterly Report on Form 10-Q for the quarter ended March 28, 1999 are filed as exhibits to this Report and are incorporated herein by reference.

     (b) Pro forma financial information.

     The information set forth under the caption "Unaudited Pro Forma Combined Financial Statements" in the Joint Proxy Statement is incorporated herein by reference.

     (c) Exhibits.

          2.1 Agreement of Reorganization and Merger dated as of May 24, 1999, between the Company, TMI and Tabor Merger Corp. Incorporated by reference to Appendix A to the Joint Proxy Statement.

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
          99.1 Joint Proxy Statement. Incorporated by reference to the Company's Registration Statement on Form S-4 (No. 333-82401).

          99.2 Financial Statements of TMI. Incorporated by reference to TMI's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and TMI's Quarterly Report on Form 10-Q for the quarter ended March 28, 1999.

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
                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: August 13, 1999

                                       RADISYS CORPORATION



                                       By: STEPHEN F. LOUGHLIN
                                           -------------------------------------
                                           Stephen F. Loughlin
                                           Vice President of Finance and
                                           Administration and Chief Financial
                                           Officer

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